Exhibit 24

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Brian M. Baldwin

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Brian M. Baldwin
Brian M. Baldwin

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jerry W. Burris

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Jerry W. Burris
Jerry W. Burris

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan M. Cameron

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Susan M. Cameron
Susan M. Cameron

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Ducker

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Michael L. Ducker
Michael L. Ducker

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David H.Y. Ho

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ David H.Y. Ho
David H.Y. Ho

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Randall J. Hogan

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Randall J. Hogan
Randall J. Hogan

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ronald L. Merriman

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Ronald L. Merriman
Ronald L. Merriman

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William T. Monahan

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ William T. Monahan
William T. Monahan

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Herbert K. Parker

hereby constitute and appoint Beth A. Wozniak, Stacy P. McMahan and Jon D. Lammers, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of nVent Electric plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto, relating to the securities to be offered and sold pursuant to the nVent Electric plc Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Stock Incentive Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of April, 2018.

/s/ Herbert K. Parker
Herbert K. Parker